UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 8, 2013 (March 6, 2013)

Commission File Number: 0-24260

Amedisys, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5959 S. Sherwood Forest Blvd., Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On March 6, 2013, the Board of Directors (the “Board”) of Amedisys, Inc. (the “Company”) appointed Ms. Linda J. Hall to the Board upon the recommendation of the Board’s Nominating and Corporate Governance Committee. There are no arrangements between Ms. Hall and any other person pursuant to which Ms. Hall was selected as a director. Ms. Hall has been appointed to serve on each of the Audit, Compensation, Nominating and Corporate Governance and Quality of Care Committees of the Board.

Ms. Hall, 65, is the Entrepreneur-in-Residence at the Carlson School of Business at the University of Minnesota and she works as a private consultant with several companies, including a number of companies in the healthcare industry. Previously, Ms. Hall served as the Chief Executive of Officer of MinuteClinic (which was sold to CVS Pharmacy in 2006), the Chief Executive Officer of Accurate Home Care (a home healthcare company serving chronically ill pediatric patients) and as an interim executive at UnitedHealth Group, leading their corporate social responsibility initiative for AARP. In addition, Ms. Hall’s past management experience includes serving as President of Ceridian Performance Partners and Vice President of Honeywell’s Worldwide Consumer Business Group. Ms. Hall has substantial public company board experience. She currently serves on the board of directors of Investors Real Estate Trust, a diversified real estate investment trust which includes healthcare investments. Previously, she served on the boards of Health Fitness Corporation, August Technology and MTS Systems Corporation.

As a non-employee director, Ms. Hall will receive the Company’s standard non-employee director compensation, including a restricted stock grant effective March 6, 2013 of 3,442 shares of nonvested Company common stock, 100% of which will vest on July 1, 2013 predicated upon her continued service through the vesting date as a non-employee director. In connection with her service on the Board, the Company and Ms. Hall will enter into an Indemnification Agreement, a form of which was previously filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008. Ms. Hall is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On March 8, 2013, the Company issued a press release entitled “Amedisys Announces New Director,” a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Exchange Act of 1933, as amended, or the Exchange Act.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated March 8, 2013 entitled “Amedisys Announces New Director” (furnished only)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Ronald A. LaBorde
Ronald A. LaBorde
Chief Financial Officer and President and Duly Authorized Officer

DATE: March 8, 2013

Exhibit Index

Exhibit No.	Description
99.1	Press release dated March 8, 2013 entitled “Amedisys Announces New Director” (furnished only)

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